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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 11, 2004


                                 NAVISITE, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                      000-27597                52-2137343
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)


          400 MINUTEMAN ROAD
        ANDOVER, MASSACHUSETTS                                      01810
(Address of principal executive offices)                         (Zip code)


(Registrant's telephone number, including area code):  (978) 682-8300


                                 NOT APPLICABLE
          (Former name or former address if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 220.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS.

On October 14, 2003, NaviSite, Inc. ("NaviSite") received a letter purportedly on behalf of the former stockholders of Avasta, Inc. ("Avasta") relating to the issuance of additional shares of common stock pursuant to the earnout calculations pursuant to the Agreement and Plan of Merger and Reorganization dated as of January 29, 2003 (the "Agreement") among Avasta Acquisition Corp., Avasta and NaviSite. On December 11, 2003, a demand for arbitration before JAMS (formerly known as Judicial Arbitration and Mediation Services) was filed by Convergence Associates, Inc. ("Convergence Associates") on behalf of substantially all of the former shareholders of Avasta claiming among other things breach of contract, tortuous conduct, fraud and other wrongful conduct. Damages sought included in excess of 782,790 shares of NaviSite common stock.

On September 30, 2004, the arbitrator issued a decision with respect to the demand for arbitration. The arbitrator found that NaviSite breached its obligations under the Agreement and ordered NaviSite to issue to the former Avasta shareholders, or their designee, an aggregate of 321,880 shares of NaviSite common stock. In addition, the arbitrator determined that, as the prevailing party, Convergence Associates is entitled to recover from NaviSite its reasonable attorneys' fees, costs and disbursements. On October 11, 2004, Convergence Associates submitted its application for reasonable attorneys' fees, costs and disbursements in the range of approximately $750,957 to $957,000. NaviSite has until October 25, 2004 to object to Convergence Associates' proposed fees, and NaviSite expects to file an objection by such date. When the arbitrator makes the final award of fees, that order, together with the decision issued on September 30, 2004, will constitute the final, non-appealable award of the arbitrator.




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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: October 15, 2004                            NAVISITE, INC.


                                                  /s/  John J. Gavin, Jr.
                                                  ------------------------------
                                                  John J. Gavin, Jr.
                                                  Chief Financial Officer